COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

CLASS A (LPXAX), CLASS C (LPXCX), CLASS F (LPXFX), CLASS I (LPXIX), CLASS R

(LPXRX), CLASS Z (LPXZX) SHARES

Supplement dated December 13, 2023 to

Summary Prospectus dated September 1, 2023 and Prospectus dated September 1, 2023

Statement of Additional Information dated September 1, 2023

Effective January 31, 2024, Robert Kastoff will be added as a portfolio manager of the Fund. As of November 30, 2023, Robert Kastoff beneficially owned 2,748 shares of equity securities of the Fund.

Accordingly, the section titled “Investment Management—Portfolio Managers” of the Fund’s Summary Prospectus and Prospectus is hereby replaced in its entirety with the following:

The Fund’s portfolio managers are:

William F. Scapell—Executive Vice President of the Advisor. Mr. Scapell has been a portfolio manager of the Fund since inception.

Elaine Zaharis-Nikas—Senior Vice President of the Advisor. Ms. Zaharis-Nikas has been a portfolio manager of the Fund since inception.

Jerry Dorost—Senior Vice President of the Advisor. Mr. Dorost has been a portfolio manager of the Fund since 2022.

Robert Kastoff—Vice President of the Advisor. Mr. Kastoff has been a portfolio manager of the Fund since 2024.

In addition, the section titled “Management of the Fund—Portfolio Managers” of the Fund’s Prospectus is hereby replaced in its entirety with the following:

The Fund’s portfolio managers are:

William F. Scapell—Mr. Scapell joined the Advisor in 2003 and currently serves as Executive Vice President of the Advisor and Head of the Fixed Income and Preferred Securities investment team. Mr. Scapell is a Chartered Financial Analyst. He is based in New York.

Elaine Zaharis-Nikas—Ms. Zaharis-Nikas joined the Advisor in 2003 and currently serves as Senior Vice President of the Advisor and is a senior member of the Fixed Income and Preferred Securities investment team. Ms. Zaharis-Nikas is a Chartered Financial Analyst. She is based in New York.

Jerry Dorost—Mr. Dorost joined the Advisor in 2010 and currently serves as Senior Vice President of the Advisor, and a member of the Fixed Income and Preferred Securities investment team. Mr. Dorost is a Chartered Financial Analyst. He is based in New York.

Robert Kastoff—Mr. Kastoff joined the Advisor in 2013 and currently serves as Vice President of the Advisor, and a member of the Fixed Income and Preferred Securities investment team. Mr. Kastoff is a Chartered Financial Analyst. He is based in New York.

The Advisor utilizes a team-based approach in managing the Fund. Messrs. Scapell, Dorost and Kastoff and Ms. Zaharis-Nikas direct and supervise the execution of the Fund’s investment strategy, and lead and guide the other members of the investment team. All of the Fund’s portfolio managers collaborate with respect to the process for allocating the Fund’s assets among the various sectors and industries.

The SAI contains additional information about the portfolio managers’ compensation, other accounts they manage, and their ownership of securities in the Fund.

In addition, the “Accounts Managed” table of the section titled “Investment Advisory and Other Services—Portfolio Managers” of the Fund’s Statement of Additional Information is hereby revised with respect to the Fund as follows:

	Number of Other Accounts Managed and Assets ($mm) by Account Type
	Registered Investment Companies		Other Pooled Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Low Duration Preferred and Income Fund*
William F. Scapell	13	$18,118	16	$2,939	23	$2,975
Elaine Zaharis-Nikas	11	$15,483	15	$2,911	20	$2,482
Jerry Dorost	9	$12,362	15	$2,911	20	$2,482
Robert Kastoff	2	$2,636	5	$676	4	$858

*	Other accounts managed data as of November 30, 2023.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR RECORDS

LPXSSUMPRO – 12.13.2023